                                                                    Exhibit (10)

             1995 INCENTIVE COMPENSATION PLAN FOR R. JAMES MACALEER
             ------------------------------------------------------


If SMS achieves its EPS goal for 1995, the Incentive Compensation for 1995 will be based on the combined sales results (NPV) of all SMS business units for software and processing services, including new business and add-on sales, less any existing ongoing processing revenues anticipated to be lost due to a competitive loss in an installed account, as follows:

       If the overall sales attainment is 75%, the bonus is $75,000.
       For each additional percent attainment, the bonus is increased by $3,000, to a maximum bonus of $160,000. There will be no bonus if overall sales attainment is less than 75%.

If SMS misses its 1995 EPS goal by one cent per share, the calculated bonus shall be reduced by 25%. If the EPS goal is missed by two cents per share, the calculated bonus shall be reduced by 50%. If SMS misses its EPS goal by more than two cents per share, there will be no bonus.

                                                                    Exhibit (10)

             1995 INCENTIVE COMPENSATION PLAN FOR MARVIN S. CADWELL
             ------------------------------------------------------


If SMS achieves its EPS goal for 1995, the Incentive Compensation for 1995 will be based on the combined sales results (NPV) of all SMS business units for software and processing services, including new business and add-on sales, less any existing ongoing processing revenues anticipated to be lost due to a competitive loss in an installed account, as follows:

       If the overall sales attainment is 75%, the bonus is $60,000.
       For each additional percent attainment, the bonus is increased by $2,400, to a maximum bonus of $125,000. There will be no bonus if
       overall sales attainment is less   than 75%.

If SMS misses its 1995 EPS goal by one cent per share, the calculated bonus shall be reduced by 25%. If the EPS goal is missed by two cents per share, the calculated bonus shall be reduced by 50%. If SMS misses its EPS goal by more than two cents per share, there will be no bonus.

                                                                    Exhibit (10)

            1994 INCENTIVE COMPENSATION PLAN FOR R. JAMES MACALEER



If SMS achieves its EPS goal for 1994, the Incentive Compensation for 1994 will be based on the combined sales results (NPV) of all SMS business units for software and processing services, including new business and add-on sales, less any existing ongoing processing revenues anticipated to be lost due to a competitive loss in an installed account, as follows:

       If the overall sales attainment is 80%, the bonus is $100,000. For each additional percent attainment, the bonus is increased by $2500, to a maximum bonus of $120,000.

                                                                    Exhibit (10)

            1994 INCENTIVE COMPENSATION PLAN FOR MARVIN S. CADWELL



If SMS achieves its EPS goal for 1994, the Incentive Compensation for 1994 will be based on the combined sales results (NPV) of all SMS business units for software and processing services, including new business and add-on sales, less any existing ongoing processing revenues anticipated to be lost due to a competitive loss in an installed account, as follows:

       If the overall sales attainment is 80%, the bonus is $80,000. For each additional percent attainment, the bonus is increased by $2000, to a maximum bonus of $96,000.

                                                                    Exhibit (10)


             1994 INCENTIVE COMPENSATION PLAN FOR MARION G. TOMLIN
             -----------------------------------------------------



1. If the business units for which Mr. Tomlin is responsible (B.U.) equal or exceed their combined new business sales quota, the bonus will be $40,000.

2. If the B.U. equal or exceed their add-on sales quota, the bonus will be $22,500.

3. If the B.U. equal or exceed $2,000,000 of profit (pretax), as calculated in accordance with SMS' standards for business unit profitability, the bonus will equal 0.5% of the difference between the actual profit and $2,000,000.

4. If B.U. average AR days for 1994 are 36 days or fewer, the bonus will be calculated according to the following table:



ANNUAL A/R DAYS AVG.          BONUS
------------------------------------
------------------------------------

    Less Than 24 days        $12,000
------------------------------------
         24.0 - 27.9 days     10,500
------------------------------------
         28.0 - 31.9 days      9,000
------------------------------------
         32.0 - 36.0 days      7,500
------------------------------------
         36.1 - 40.0 days      3,750
------------------------------------
    More Than 40.0 days            0
------------------------------------

5. The participant will be eligible for a bonus of up to $30,000 based on the quality and delivery schedules of various software modules. The specific modules and delivery dates will be determined during 1994.